EXHIBIT 10.1

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                                November 19, 2008

Fulfillment Technologies, LLC
5389 East Provident Drive
Cincinnati, Ohio 45246

Gentlemen:

     Reference is made to that certain Fulfillment Services Agreement (the "Existing Agreement"), dated on or about April 11, 2007, by and between Fulfillment Technologies, LLC ("FillTek") and Bluefly, Inc. ("Bluefly"), as the same may have been amended through and including the date hereof. Capitalized terms used and not defined herein shall have the meanings ascribed to such terms in the Agreement.

     This letter agreement (this "Agreement") is intended to memorialize certain amendments to the terms of the Existing Agreement, to be effective as of [***] and to remain in effect for the remainder of the term of the Agreement (the "Effective Period"):

     1. In lieu of any per order amounts otherwise due under the Agreement, Bluefly will pay FillTek a flat fee as set forth in the table below for each order shipped during the Effective Period, subject to adjustment as set forth in Paragraphs 2,3, and 4 (the "Flat Fee"):

----------------------------------------------------------------------------------------------------
           Effective Dates                                      Flat Fee Per Order
           ---------------                                      ------------------
----------------------------------------------------------------------------------------------------
Orders shipped from [***] through and             $[***] (provided that, until such time as Bluefly
including [***]                                   completes the Returns Processing IT Work (as
                                                  hereinafter defined), the Flat Fee during this
                                                  period shall be $[***])
----------------------------------------------------------------------------------------------------
Orders shipped from [***] through and             $[***]
including [***]
----------------------------------------------------------------------------------------------------
Orders shipped on or after [***]                  $[***]
----------------------------------------------------------------------------------------------------

         For purposes of the above, the "Returns Processing IT Work" shall mean the performance of the following by Bluefy [***]. If Bluefly fails to complete the

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

         Returns Processing IT Work by [***], $[***] per order will be added to the current Flat Fee per Order until such work is completed.

         To the extent that any order is split into two or more shipments, only one Flat Fee will be due for all shipments under that order. This Flat Fee will remain in effect regardless of whether FillTek's actual costs per order are less than the Flat Fee (in which case FillTek will be entitled to retain the difference) or exceed the Flat Fee (in which case FillTek will be responsible for the difference).

     2. The parties accept and acknowledge that pricing is based solely on the assumptions set forth in the table below. The parties agree that the provisions of this Section 2 shall replace Note 1 to Exhibit C of the Existing Agreement and the Assumed Order Fulfillment Assumptions referred to therein.

         The parties will review the previous twelve (12) months' activity on December 31, 2009 and December 31, 2010 (each, a "Measurement Date"). If, as of a Measurement Date, the actual activity for one or more of the factors described in the table below falls outside the corresponding minimum and maximum assumptions by more than [***] for the calendar year then ended, then, during the next calendar year, (a) there will be no reduction in the Flat Fee, (b) Bluefly and FillTek agree to an increase of $[***] per order and (c) Bluefly will pay an additional amount per order equal to the Per Order Catch Up Fees (as hereinafter defined) until such time as the aggregate Per Order Catch Up Fees paid pursuant to this clause (c) equals the Catch Up Amount (as hereinafter defined).

         For purposes of this Section 2:

              "Catch Up Amount" means, for a calendar year in which one or more of the factors described in the table below falls outside the corresponding minimum and maximum assumptions by more than [***], the product obtained by multiplying (i) $[***] by (ii) the total number of orders processed from [***] to [***]of such calendar year.

              "Per Order Catch Up Fees" means, for a calendar year, the quotient obtained by dividing (i) the Catch Up Amount for the previous calendar year, if any, by (ii) the total number of orders processed during the previous calendar year.

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

             Description               2009                 2010                 2011
             -----------               ----                 ----                 ----
                      [***]                [***]                [***]                [***]
                      [***]                [***]                [***]                [***]
                      [***]                [***]                [***]                [***]

     3. In lieu of the Service Levels contained in the Existing Agreement (other than Service Levels related to inventory shrink, which shall remain in full force and effect), during the Effective Period, FillTek will perform the Services in accordance with the service levels described in Exhibit A hereto (the "Adjusted Service Levels"). In the event that, during the Effective Period, FillTek fails to perform the Services in accordance with any Adjusted Service Level during any applicable measurement period, the Flat Fee for all orders outside the Adjusted Service Level shipped during that measurement period will be reduced by $[***] per order. Notwithstanding anything in this Agreement to the contrary, the provisions of the Existing Agreement relating to inventory shrink (including, without limitation, Sections
         3.7 and 5 of Exhibit A of the Existing Agreement) shall remain in full force and effect during the Effective Period and all periods of time prior to Effective Period, and neither party waives any rights, or is released from any obligations, arising thereunder.

     4. From time to time, during the Effective Time, the parties may mutually agree on capital expenditures to be funded by Bluefly in order to improve FillTek's ability to perform the Services ("Additional Bluefly Capital Investments"). Additional Bluefly Capital Investments will only be made to the extent agreed to by the parties. In the event that Additional Bluefly Capital Investments are made, the following terms shall apply unless otherwise agreed by the parties: (a) the parties shall agree upon reductions to the Flat Fee ("Fee Reductions") in order to allow Bluefly to recoup the amounts funded by it; (b) FillTek will provide security for the recoupment of such amounts through Fee Reductions by providing either a personal guaranty from its principals, a letter of credit or other security acceptable to Bluefly; and (c) subject to clause (b), FillTek shall own all equipment and fixtures purchased as a result of an Additional Bluefly Capital Investment.

     5. The Flat Fee will be FillTek's full and complete consideration for all Services performed during the Effective Period (and costs incurred in connection therewith), other than Services outside the scope of those described in the Existing Agreement.

         In furtherance, and not in limitation, of the foregoing, FillTek agrees that there shall be no additional charge for any systems modifications or capital investments required to perform the Services in accordance with the Adjusted Service Levels or any IT support required for data feeds, audits or other systems modifications, provided that the parties may agree to Additional Bluefly Capital Investments pursuant to Paragraph 3 above. In the event that FillTek believes, in good faith, that any Services requested by Bluefly are outside the scope of those described in the Existing Agreement, it will notify Bluefly of such in writing, and obtain Bluefly's prior written approval before incurring any costs to be charged to Bluefly in connection therewith.

Except as expressly agreed above, the Existing Agreement shall remain in full force and effect, and nothing contained herein, shall be construed as a waiver of any parties' rights or obligations thereunder, or any agreement or promise to waive any such rights in the future.

Please sign below to indicate your agreement with the foregoing.

                                                      Very truly yours,

                                                      BLUEFLY, INC.
                                                      By: /s/ Barry S. Erdos
                                                          ------------------
                                                      Name: Barry S. Erdos
                                                      Title: President and COO

                                                      ACCEPTED AND AGREED
                                                      AS OF THE DATE FIRST
                                                      WRITTEN ABOVE:

                                                      FULFILLMENT
                                                      TECHNOLOGIES, LLC

                                                      By: /s/ David H. Cook
                                                          -----------------
                                                      Name: David H. Cook
                                                      Title: CEO

Portions of this exhibit have beeen omitted pursuant to a request for confidential treatment. The omitted portions, marked "[***]," have been separately filed with the Securities and Exchange Commission.

                                    EXHIBIT A

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                                     FillTek Service Level Commitments
--------------------------------------------------------------------------------------------------------
    Service              Description           SLA                  Measured by                Measured
--------------------------------------------------------------------------------------------------------
Order               Time order sent to          [***]    Bluefly report to measure order
fulfillment cycle   Filltek to time order                sent file time/date stamp to
time                shipped                              corresponding order back in Filltek    Monthly
                                                         shipment file [***].

                                                         Next Day and 2Day air sent in
                                                         [***] feed ship same day. Air
                                                         orders after [***] ship following
                                                         business day.

                                                         [***]
--------------------------------------------------------------------------------------------------------
Order Fill Rate     Units ordered vs.           [***]%   Number of Canceled units/number        Monthly
                    units filled                         of ordered units

--------------------------------------------------------------------------------------------------------
Order accuracy      percentage of orders        [***]%           Number of Bfly return          Monthly
                    shipped with all                             reason codes (wrong item
                    ordered units and all                        sent) + Number of Bfly
                    correct items                                credit requests for short
                                                                 shipments divided by
                                                                 number of orders shipped
                                                                 (excludes cancelled line
                                                                 items)
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Returns             Duration of time from       [***]    Daily capacity of [***] returns per    Monthly
Processing          date return carton        Business   day
cycle time          arrived at Filltek dock       Days
                    to date return credit
                    processed and item
                    returned to stock
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
Returns             Percentage of return        [***]%   Number of Bluefly credit request for   Monthly
processing          credits accurately                   incorrect item credited vs. number
accuracy            processed (correct                   of processed returns
                    customer, item(s)
--------------------------------------------------------------------------------------------------------
Data File           Percentage of files         [***]%   Number of files sent to Bluefly's      Monthly
Transfer            sent to Bluefly's FTP                FTP Site vs. number of files
                    Site                                 scheduled to be sent to Bluefly's
                                                         FTP Site
--------------------------------------------------------------------------------------------------------
New Receiving       Minimum of [***]            [***]    Nightly receipt file from Filltek      Monthly
processing          units received based        Units    Availability for Sale as Locations
cycle time          upon availability for    received    are available (Received is defined
                    non-peak months.             each    as put in a pickable location ready
                                             Business    for sale with 100% of samples sent
                                                  Day    to New York).

                    Minimum of [***]
                    units received based
                    upon availability for       [***]    Non peak months are [***].
                    peak months                 Units
                                             received
                                                 each
                                             Business    Peak months are [***].
                                                  Day
                                              (during
                                                 peak
                                              months)
--------------------------------------------------------------------------------------------------------
Customer            Duration of time from     Within     date of email to Filltek to date of   Monthly
Service Cycle       customer service           [***]     response
time                request to response     Business
                    to Bluefly or customer      Days
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